JOHN HANCOCK
TAX-EXEMPT SERIES
FUND --
MASSACHUSETTS PORTFOLIO
NEW YORK PORTFOLIO

PROSPECTUS
JANUARY 1, 1996
------------------------------------------------------------------------------
TABLE OF CONTENTS
                                                                          Page
                                                                            --
Expense Information ....................................................     2
The Fund's Financial Highlights ........................................     3
Investment Objective and Policies ......................................     5
Organization and Management of the Fund ................................    10
The Portfolios' Expenses ...............................................    11
Dividends and Taxes ....................................................    11
Performance ............................................................    13
How to Buy Shares ......................................................    14
Share Price ............................................................    16
How to Redeem Shares ...................................................    19
Additional Services and Programs .......................................    21

    This Prospectus sets forth information about John Hancock Tax-Exempt Series Fund (the "Fund") and its non-diversified series, the Massachusetts Portfolio and the New York Portfolio (each "a Portfolio" and collectively "the Portfolios"), that an investor should know before investing. Please read and retain it for future reference.

    Additional information about the Fund and the Portfolios has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Statement of Additional Information, dated January 1, 1996, and incorporated by reference into this Prospectus, free of charge upon request by writing or telephoning: John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291, (1-800-554-6713 TDD).

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
    The purpose of the following information is to help you to understand the various fees and expenses that you will bear directly or indirectly when you purchase shares of the Portfolios. The operating expenses are based on actual expenses for each Portfolio's fiscal year ended August 31, 1995, adjusted to reflect current fees and expenses. Actual fees and expenses may be greater or less than those indicated.


                                                     MASSACHUSETTS   NEW YORK
                                                       PORTFOLIO     PORTFOLIO
                                                     --------------  ---------
SHAREHOLDER TRANSACTION EXPENSE
Maximum sales charge imposed on purchases (as a
  percentage of offering price) ...................      4.50%         4.50%
Maximum sales charge imposed on reinvested
  dividends .......................................       None         None
Maximum deferred sales load* ......................       None         None
Redemption fees+ ..................................       None         None
Exchange fee ......................................       None         None

ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management fee (net of reduction) .................      0.05%         0.05%
12b-1 fee** .......................................      0.30%         0.30%
Other expenses ....................................      0.35%         0.35%
Total Portfolio operating expenses*** (net of
  reduction) ......................................      0.70%         0.70%
----------
  *No sales charge is payable at the time of purchase on investments of $1 million or more, but for these investments a contingent deferred sales charge may be imposed, as described under the caption "Share Price" in the event of certain redemption transactions within one year of purchase.
 **The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of average net assets, and the remaining portion will be used to cover distribution expenses. See "The Portfolios" Expenses."
***Expenses reflect the reduction of the management fee by the Portfolio's investment adviser. Without such a reduction, the management fee and total fund operating expenses of the Massachusetts Portfolio and New York Portfolio, respectively, would have been estimated as 0.50% and 0.50%, and 1.15% and 1.15%.
  +Redemption by wire fee (currently $4.00) not included.


                EXAMPLE                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                -------                  ------   -------   -------   --------
You would pay the following expenses in
  each of the Portfolios for the
  indicated period of years on a
  hypothetical $1,000 investment,
  assuming 5% annual return: ..........    $52       $66       $82      $128
(This example should not be considered a representation of future expenses; actual expenses may be greater or less than those shown.)

    The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealer's Rules of Fair Practice.


    The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the section "The Portfolios" Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contract."

THE FUND'S FINANCIAL HIGHLIGHTS
    The following information has been audited by the Fund's independent accountants, Price Waterhouse LLP, whose unqualified report on the Fund's financial statements and financial highlights for the year ended August 31, 1995 is included in the Annual Report which is included in the Fund's Statement of Additional Information ("SAI"). Further information about the performance of each Portfolio is contained in the Fund's Annual Report to shareholders which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation, at the address or telephone number listed on the front page of this Prospectus.

MASSACHUSETTS PORTFOLIO
    Selected data for a Portfolio share outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

                                                                     YEAR ENDED AUGUST 31,
                            -------------------------------------------------------------------------------------------------------
                                1995          1994         1993          1992         1991        1990        1989       1988<F4>
                                ----          ----         ----          ----         ----        ----        ----       ------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning
  of Period ..............      $11.56        $12.43        $11.75       $11.15       $10.63      $10.94      $10.63     $10.00
                                ------        ------        ------       ------       ------      ------      ------     ------
Net Investment Income<F5>         0.65          0.63          0.67         0.71         0.73        0.69        0.70       0.65
Net Realized and
  Unrealized Gain (Loss)
   on Investments
   and Financial Futures
   Contracts .............        0.20         (0.75)         0.82         0.60         0.53       (0.31)       0.31       0.63
                                ------        ------        ------       ------       ------      ------      ------     ------
Total from Investment
  Operations .............        0.85         (0.12)         1.49         1.31         1.26        0.38        1.01       1.28
                                ------        ------        ------       ------       ------      ------      ------     ------
Less Distributions:
  Dividends from Net
    Investment Income ....       (0.65)        (0.63)        (0.67)       (0.71)       (0.73)      (0.69)      (0.70)     (0.65)
                                ------        ------        ------       ------       ------      ------      ------     ------
  Distributions from Net
    Realized Gain on
    Investments Sold .....      --             (0.12)        (0.14)       --           (0.01)      --          --         --
Total Distributions ......       (0.65)        (0.75)        (0.81)       (0.71)       (0.74)      (0.69)      (0.70)     (0.65)
                                ------        ------        ------       ------       ------      ------      ------     ------
Net Asset Value, End of
  Period .................      $11.76        $11.56        $12.43       $11.75       $11.15      $10.63      $10.94     $10.63
                                ======        ======        ======       ======       ======      ======      ======     ======
Total Investment Return at
  Net Asset Value ........        7.66%        (0.97%)       13.29%       12.11%       12.10%       3.49%      9.67%     l13.13%<F1>
                                ------        ------        ------       ------       ------      ------      ------     ------
Total Adjusted Investment
  Return at Net Asset
  Value<F1><F2>...........        7.21%        (1.50%)       12.38%       10.93%       10.66%       2.72%       9.16%     10.38%<F1>

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's omitted) ........     $54,416       $54,122       $50,019      $29,113      $15,015      $9,968      $9,138     $4,757
Ratio of Expenses to
  Average Net Assets<F5>..        0.70%         0.70%         0.67%        0.60%        0.60%       1.00%       1.00%      1.00%<F1>
Ratio of Adjusted Expenses
  to Average Net Assets<F1>       1.15%         1.23%         1.58%        1.78%        2.04%       1.77%       1.51%      3.75%<F1>
Ratio of Net Investment
  Income to Average Net
  Assets .................        5.67%         5.28%         5.61%        6.18%        6.64%       6.31%       6.35%      6.28%<F1>
Ratio of Adjusted Net
  Investment Income to
  Average Net Assets<F1>..        5.22%         4.75%         4.70%        5.00%        5.20%       5.54%       5.84%      3.53%<F1>
Portfolio Turnover Rate ..          24%           29%           79%          56%          29%          2%          2%        20%
Expense Reduction Per
  Share ..................      $ 0.05        $ 0.06        $ 0.11       $ 0.14       $ 0.16      $ 0.08      $ 0.11      $ 0.28

----------
<F1> Without expense reduction.
<F2> Unaudited.
<F3> On an annualized basis.
<F4> For the period from the date shares of beneficial interest were initially sold to the public which was September 3, 1987.
<F5> Reflects expense reductions in effect during the year.

NEW YORK PORTFOLIO
    Selected data for a Portfolio share outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

                                                                  YEAR ENDED AUGUST 31,
                            -------------------------------------------------------------------------------------------------------
                                1995          1994         1993         1992         1991         1990         1989      1988<F4>
                                ----          ----         ----         ----         ----         ----         ----      ------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning
  of Period ..............      $11.73        $12.63       $11.90       $11.29       $10.74       $11.01      $10.48     $10.00
                                ------        ------       ------       ------       ------       ------      ------     ------
Net Investment Income<F5>         0.65          0.64         0.68         0.72         0.72         0.67        0.68       0.61
Net Realized and
  Unrealized Gain (Loss)
  on Investments
  and Financial Futures
  Contracts ..............        0.15         (0.77)        0.87         0.63         0.55        (0.25)       0.55       0.48
                                ------        ------       ------       ------       ------       ------      ------     ------
Total from Investment
  Operations .............        0.80         (0.13)        1.55         1.35         1.27         0.42        1.23       1.09
                                ------        ------       ------       ------       ------       ------      ------     ------
Less Distributions:
  Dividends from Net
    Investment Income ....        0.65         (0.64)       (0.68)       (0.72)       (0.72)       (0.67)      (0.68)     (0.61)
                                ------        ------       ------       ------       ------       ------      ------     ------
  Distributions from Net
    Realized Gain on
    Investments Sold .....      --             (0.13)       (0.14)       (0.02)       --           (0.02)      (0.02)     --
Total Distributions ......       (0.65)        (0.77)       (0.82)       (0.74)       (0.72)       (0.69)      (0.70)     (0.61)
                                ------        ------       ------       ------       ------       ------      ------     ------
Net Asset Value, End of
  Period .................      $11.88        $11.73       $12.63       $11.90       $11.29       $10.74      $11.01     $10.48<F3>
                                ======        ======       ======       ======       ======       ======      ======     ======
Total Investment Return at
  Net Asset Value ........        7.19%        (1.05%)      13.70%       12.17%       12.24%        3.74%      11.87%     11.40%<F3>
                                ------        ------       ------       ------       ------       ------      ------     ------
Total Adjusted Investment
  Return at Net Asset
  Value<F1><F2>...........        6.74%        (1.58%)      12.83%       11.09%       11.02%        3.05%      11.22%      7.56%<F3>
                                ------        ------       ------       ------       ------       ------      ------     ------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, end of Period
  (000's omitted) ........     $55,753       $55,690      $52,444      $33,806      $20,878      $13,357      $8,795     $4,306
Ratio of Expenses to
  Average Net Assets<F5>..        0.70%         0.70%        0.67%        0.60%        0.60%        1.00%       1.00%      1.00%<F3>
Ratio of Adjusted Expenses
  to Average Net Assets<F1>       1.15%         1.23%        1.54%        1.68%        1.82%        1.69%       1.65%      4.84%<F3>
Ratio of Net Investment
  Income to Average Net
  Assets .................        5.67%         5.28%        5.63%        6.22%        6.57%        6.17%       6.30%      6.11%<F3>
Ratio of Adjusted Net
  Investment Income to
  Average Net Assets<F1>..        5.22%         4.75%        4.76%        5.14%        5.35%        5.48%       5.65%      2.27%<F3>
Portfolio Turnover Rate ..          70%           23%          56%          48%          12%          10%         10%        16%
Expense Reduction Per
  Share ..................      $ 0.05        $ 0.06       $ 0.11       $ 0.13       $ 0.13       $ 0.08      $ 0.13     $ 0.38

----------
<F1> Without expense reduction.
<F2> Unaudited.
<F3> On an annualized basis.
<F4> For the period from the date shares of beneficial interest were initially sold to the public which was September 11, 1987.
<F5> Reflects expense reductions in effect during the year.

THE PORTFOLIOS SEEK TO PROVIDE INCOME THAT IS EXCLUDABLE FROM FEDERAL AND STATE TAX.


INVESTMENT OBJECTIVE AND POLICIES
The investment objective of each Portfolio is to provide current income that is excludable from gross income for Federal income tax purposes and, for the Massachusetts and New York Portfolios, respectively, is exempt from the personal income tax of Massachusetts and New York, and from New York City personal income taxes. The Portfolios seek to provide the maximum level of tax exempt income that is consistent with preservation of capital. There is no assurance that the Portfolios will achieve their investment objective.


As a fundamental policy, at least 80% of each Portfolio's net assets (taken at market value) will consist of municipal bonds and notes and other debt instruments, whose interest is excludable from Federal gross income and exempt from the personal income tax of Massachusetts or New York State and New York City, as the case may be ("Tax-Exempt Bonds").

From time to time, however, limited availability of these obligations may result from market conditions. As a temporary defensive posture, a Portfolio may seek to invest its assets in debt securities whose interest is excludable for Federal income tax purposes during these periods, but not necessarily exempt from the personal income tax of the applicable State and New York City, and subject to the possible application of alternative minimum taxes.

When John Hancock Advisers, Inc. (the "Adviser") determines that unfavorable investment conditions warrant a temporary defensive posture, each Portfolio may invest up to 50% of its net assets in cash or in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in commercial paper and bank obligations (as limited below). Dividends derived from interest earned on these obligations generally are taxable to shareholders for Federal purposes. They may also be taxable for state and local purposes unless treated as derived from interest on direct obligations of the U.S. Government under the laws of certain states, including Massachusetts.

Municipal bonds generally are classified as either general obligation bonds or revenue bonds. General obligation bonds are backed by the credit of an issuer having taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation of the issuer's legislative body. Revenue bonds, by contrast, are payable only from the revenues derived from a particular project, facility or a specific revenue source. They are not generally payable from the unrestricted revenues of the issuer.

Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, and project notes.

Municipal commercial paper obligations are unsecured promissory notes issued by municipalities to meet short-term credit needs.

All of the investments of each Portfolio will be made in:


(1) Tax-Exempt Bonds which are rated A or better by Standard & Poor's Ratings Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch Investors Services, Inc. ("Fitch"). Alternatively, the bonds may be unrated but considered by the Adviser to be of comparable quality, and issued by issuers which have other securities rated not lower than A by Standard & Poor's, Moody's or Fitch.

(2) Tax-Exempt Bonds which are rated BBB or BB by Standard & Poor's, Baa or Ba by Moody's or BBB or BB by Fitch, or which are unrated but are considered by the Adviser to be of comparable quality. Not more than one-third of a Portfolio's total assets will be invested in Tax-Exempt Bonds rated lower than A or determined to be of comparable quality.

(3) Notes of issuers having an issue of outstanding Tax-Exempt Bonds rated not lower than A by Standard & Poor's, Moody's or by Fitch, or notes which are guaranteed by the U.S. Government or rated MIG-1 or MIG-2 by Moody's, or unrated notes which are determined to be of comparable quality by the Adviser.

(4) Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some obligations issued by an agency or instrumentality may be supported by the full faith and credit of the U.S. Treasury, while others may be supported only by the credit of the particular Federal agency or instrumentality.


(5) Commercial paper which is rated A-1 or A-2 by Standard & Poor's, P-1 or P- 2 by Moody's, or at least F-1 by Fitch, or which is not rated, but is considered by the Adviser to be of comparable quality; obligations of banks with $1 billion of assets and cash equivalents, including certificates of deposit, bankers acceptances and repurchase agreements. Ratings of A-2 or P-2 on commercial paper indicate a strong capacity for timely payment, although the relative degree of safety is not as high as for issues designated A-1 or P-1.


The Portfolio may invest in certain types of Tax-Exempt Bonds whose interest income may be treated as a tax preference item under the Federal alternative minimum tax. The Portfolios will not include tax-exempt bonds generating this income for purposes of measuring compliance with the 80% fundamental investment policy described above.


Debt obligations rated in the lower rating categories, or which are unrated, involve greater price volatility and risk of loss of principal and income. In addition, the issuer of lower rated debt obligations may have more difficulty making principal and interest payments in adverse financial conditions. The market price and liquidity of lower rated securities generally responds to short-term market developments to a greater extent than for higher rated securities, because these developments are perceived to have a more direct relationship to the issuer's ability to meet its ongoing debt obligations. Bonds rated BB or Ba are generally referred to as junk bonds. See "Appendix."


Each Portfolio has registered as a "non-diversified" investment company, permitting the Adviser to invest more than 5% of the assets of each Portfolio in the obligations of any one issuer. Since a relatively high percentage of a Portfolio's assets may be invested in the obligations of a limited number of issuers, the value of Portfolio shares may be more susceptible to any single economic, political or regulatory event than would the shares of a diversified investment company.

EACH PORTFOLIO MAY EMPLOY CERTAIN INVESTMENT STRATEGIES TO HELP ACHIEVE ITS INVESTMENT OBJECTIVE.

RESTRICTED SECURITIES. Each Portfolio may purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Trustees will monitor the Fund's investments in these securities, focusing on certain factors, including valuation, liquidity and availability of information. Purchases of other restricted securities are subject to an investment restriction limiting each Portfolio's investments in illiquid securities to not more than 10% of its net assets.

REPURCHASE AGREEMENTS, FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. Each Portfolio may enter into repurchase agreements and may purchase securities on a forward commitment or a when-issued basis. In a repurchase agreement, a Portfolio buys a security subject to the right and obligation to sell it back at a higher price. These transactions must be fully collateralized at all times, but involve some credit risk to the Portfolio if the other party defaults on its obligation and the Portfolio is delayed in or prevented from liquidating the collateral. Each Portfolio will segregate in a separate account cash or liquid, high grade debt securities equal in value to its forward commitments and when-issued securities. Purchasing Tax-Exempt Bonds for future delivery or on a when-issued basis may increase a Portfolio's overall investment exposure and involves a risk of loss if the value of the securities declines before the settlement date.

SHORT-TERM TRADING. Short-term trading might be utilized to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. A high turnover rate involves greater transaction expenses to a Portfolio, and could involve a higher proportion of short-term capital gains, distributions of which are taxable to shareholders as ordinary income. Portfolio turnover rates are shown in the section "The Fund's Financial Highlights."


VARIABLE AND FLOATING RATE OBLIGATIONS. A Portfolio may invest in variable rate and floating rate obligations, whose interest payments may fluctuate based on changes in market rates. The interest rates payable on variable rate obligations are adjusted at designated periodic intervals. The interest rates on floating rate obligations are adjusted whenever there is a change in the market interest rate on which the obligation's interest is based.


FINANCIAL FUTURES CONTRACTS. A Portfolio may buy and sell futures contracts and options on futures contracts to hedge against changes in securities prices and interest rates or for speculative purposes. A Portfolio's ability to hedge successfully through futures transactions will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, a Portfolio could be prevented from opening or realizing the benefits of closing out a futures or options position because of position limits or exchange-imposed limits on daily price fluctuations. The potential loss incurred by a Portfolio in writing options on futures is unlimited and may exceed the premium received.


All of the Portfolios' futures contracts and options will be traded on a U.S. commodity exchange or board of trade. A Portfolio will not engage in a futures or related option transaction, except for closing purchase and sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Portfolio's outstanding speculative positions in futures and related options, plus the amount of premiums paid for outstanding options on futures, exceeds 5% of the market value of the Portfolio's net assets.

THE PORTFOLIOS FOLLOW CERTAIN POLICIES WHICH MAY HELP REDUCE INVESTMENT RISK.


The Portfolios have adopted certain fundamental investment restrictions which are detailed in the Statement of Additional Information. The Portfolios' respective investment objectives and restrictions are fundamental and may not be changed without shareholder approval.


BROKERS ARE CHOSEN BASED ON BEST PRICE AND EXECUTION.


When choosing brokerage firms to carry out each Portfolio's transactions, the Adviser gives primary consideration to execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sale of the Portfolios shares. Pursuant to procedures established by the Trustees, the Adviser may place securities transactions with brokers affiliated with the Adviser. These brokers include Tucker Anthony Incorporated, John Hancock Distributors, Inc., and Sutro & Company, Inc. They are indirectly owned by or affiliated with John Hancock Mutual Life Insurance Company the ("Life Company"), which in turn indirectly owns the Adviser.


THE STATE PORTFOLIOS: CONSIDERATIONS AND RISKS


MASSACHUSETTS PORTFOLIO. The Massachusetts Portfolio's ability to achieve its investment objective depends on the ability of the issuers of Tax-Exempt Bonds issued by the Commonwealth of Massachusetts (the "Commonwealth") and its political subdivisions, agencies, municipalities, instrumentalities or public authorities to meet their continuing obligations to make timely payments of interest and principal.

The Commonwealth's economy has recently stabilized with unemployment falling to 5.3% in August 1995, 0.3% below the national average of 5.6%. This expansion reflects continuing gains in the service and construction sectors, aided in part by major highway and harbor cleanup projects in Boston. Since 1992, the Commonwealth has posted operating surpluses for three consecutive years and projects another surplus in fiscal 1995. These positive results reflect a combination of more conservative fiscal policy and budgetary practices, as well as increased tax revenues. Fiscal 1992 closed with an operating fund balance of $549 million, followed by balances of $563 million in 1993 and $589 million in 1994. Unaudited results from fiscal 1995 show the balance increasing to $721 million. On June 21, 1995, the Governor signed into law the fiscal 1996 budget. The budget calls for expenditures of $16.99 billion, a 4.5% increase over fiscal 1995 spending levels.

The rating agencies have assigned the following long-term credit ratings to the
Commonwealth: "A1" from Moody's; "A+" from Standard and Poor's, and "A+" from Fitch.

Commonwealth-funded local aid represents an important component of the operating budgets of cities and towns, and decreases in this funding could negatively impact their ratings. Changes in local aid funding could also negatively impact a locality's ability to pay assessments from certain Commonwealth agencies, including the Massachusetts Bay Transportation Authority and the Massachusetts Water Resources Authority. In the event that a locality incurs substantial financial difficulties, the Commonwealth may intervene and place the locality under State receivership.

The tax on personal property and real estate is virtually the only source of local tax revenues available to the Commonwealth's cities and towns to meet local costs. "Proposition 2 1/2", an initiative adopted by the voters in November 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts to raise revenue from property taxes to support their operations, including the payment of debt service. Proposition 2 1/2 required many cities and towns to reduce their property tax levies to a stated percentage of full and fair cash value of taxable property and real estate, and limited the amount that all cities and towns might increase their property tax from year to year.

Growth of tax revenues in the Commonwealth is limited by law. Effective July 1, 1990, the amount of direct bonds the Commonwealth could have outstanding in any fiscal year was limited, and the total appropriation for any fiscal year for general obligation debt service was limited to ten percent. Moreover, Massachusetts local government entities are subject to certain limitations on their taxing power. These limits could affect their ability, or the ability of the Commonwealth, to meet their respective financial obligations.

If either Massachusetts or any of its local government entities is unable to meet its financial obligations, the income derived by the Portfolio, the Portfolio's net asset value, the Portfolio's ability to preserve or realize capital appreciation or the Portfolio's liquidity could be impaired.

NEW YORK PORTFOLIO. The New York Portfolio's ability to achieve its investment objective is dependent upon the ability of the issuers of Tax-Exempt Bonds of New York State (the "State") and its political subdivisions and authorities ("New York tax-exempt bonds") to meet their continuing obligations for the payment of principal and interest. New York tax-exempt bonds can be affected by political and economic developments within the State, or by the financial condition of the State, its public authorities (the "Authorities") and political subdivisions, particularly the City of New York ("New York City"). A brief summary of these risks and special considerations follows.

The New York State economy has entered its third year of slow recovery from the national recession of 1990. Expansion in the service, trade and construction sectors has netted the State approximately 185,000 new jobs since the recession trough of 1992. Much of the service growth has been in the business, social services, and health sectors. The State's Budget Division, in light of the forecasts for national economic growth, anticipates continued, but slowing economic growth for New York State. Mirroring national trends, personal income growth is expected to increase 5% in 1995, down from 6% in 1994, and continue to increase at a slower rate. Employment growth in 1995 is expected to be slightly lower than the prior year, or .8%, with a net increase of roughly 60,000 jobs. Industries that have benefited from the lower dollar abroad will be offset by U.S. Government cutbacks and shrinking of the banking industry. Unemployment, which peaked to 9.3% in 1992, was reported at a more favorable 6.3% in May 1995.

New York cities and towns have experienced financial stress due to the slow rate of recovery from the recession of 1992 and from cutbacks to local assistance. The 1995-1996 State Financial Plan projects total receipts of the State's General Fund to be $33.1 billion, a decline of $48 million from the prior fiscal year. The absence of one-time transactions, the impact of tax reductions enacted in 1994 and 1995, the reduction of the business tax surcharge, and reductions in the General Fund's share of petroleum-based taxes account for the anticipated decline in receipts. State General Fund disbursements and transfers will be $334 million below the level of disbursements in 1994-1995. Grants to local governments are anticipated to decline $392 million and direct payments to local governments, including school aid and revenue sharing, are projected to increase $74 million from the prior fiscal year. Social welfare, including Medicaid, welfare and other social services, will be cut 6.5%, largely due to a reduction of nearly 9% in Medicaid spending.

In light of the State's slow recovery and persistent financial strains, Moody's, S&P, and Fitch have confirmed ratings of "A", "A-", and "A+", respectively, for New York State's general obligation bonds.

For more discussion of tax-exempt bonds held by the Portfolios, the risks to which they are subject and the special considerations associated with investing in Massachusetts and New York, see the Statement of Additional Information.

THE TRUSTEES ELECT OFFICERS AND RETAIN THE INVESTMENT ADVISER WHO IS RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS OF THE PORTFOLIOS, SUBJECT TO THE TRUSTEES' POLICIES AND SUPERVISION.

ORGANIZATION AND MANAGEMENT OF THE FUND
Each of the Portfolios is a non-diversified series of the Fund. The Fund is an open-end investment management company organized as a Massachusetts business trust in 1987. The Fund's Declaration of Trust permits the Trustees to create and classify shares of beneficial interest into separate series of the Fund with different investment objectives. The Fund has an unlimited number of authorized shares which are divided into two series of shares. The shares of each Portfolio are of one class and have equal rights as to voting, redemption, dividends and liquidation in their respective portfolio. The Portfolios are not required and do not intend to hold annual shareholder meetings, although special meetings may be held for such purposes as electing or removing Trustees, changing fundamental policies or approving a management contract.

JOHN HANCOCK ADVISERS, INC. ADVISES INVESTMENT COMPANIES HAVING A TOTAL VALUE OF MORE THAN $16 BILLION.

The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. The Adviser provides the Portfolios and other investment companies in the John Hancock group of funds with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock funds through selected broker-dealers ("Selling Brokers"). Certain of the Fund's officers are also officers of the Adviser and John Hancock Funds. Pursuant to an order granted by the Securities and Exchange Commission, the Fund has adopted a deferred compensation plan for its independent Trustees which allows Trustees' fees to be invested by the Fund in other John Hancock funds.


Frank A. Lucibella is the portfolio manager of the New York Portfolio and John Hancock Managed-Tax Exempt Fund. He joined the Adviser in 1988 after six years of investment experience with Eaton Vance and The Travelers Corporation.

Dianne Sales-Singer is the portfolio manager of the Massachusetts Portfolio. Ms. Sales-Singer has been with the Adviser since 1989. Prior to joining the Adviser, she was employed at Bear Stearns & Co., Inc.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

THE PORTFOLIOS' EXPENSES
For managing its investment and business affairs, each Portfolio pays a fee to the Adviser which is based on a stated percentage of the Portfolio's average daily net asset value.

THE PORTFOLIOS PAY DISTRIBUTION AND SERVICE FEES FOR MARKETING AND SALES-RELATED SHAREHOLDER SERVICING.

The Fund has adopted a distribution plan under Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% of each Portfolio's average daily net assets, provided that the amount of the service fee will not exceed 0.25% of average daily net assets. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses. These include, but are not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares, and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares. The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders. Any unreimbursed expenses will not be carried beyond one year from the date incurred.


From time to time, the Adviser may reduce its fee or make other arrangements to limit a Portfolio's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that the Portfolio's annual expenses fall below the limit. See "The Fund's Financial Highlights" for a statement of each Portfolio's expenses.

DIVIDENDS AND TAXES


DIVIDENDS. Dividends from each Portfolio's net investment income are declared daily and paid monthly. Capital gains, if any, are generally declared and distributed annually. Dividends are reinvested in additional shares unless you elect the option to receive them in cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option.


TAXATION. The Portfolios intend to comply with certain Federal tax requirements so that interest earned by the Portfolios from Tax-Exempt Bonds will be Federally tax-free when paid to you as "exempt-interest dividends". Dividends derived from interest on certain Tax-Exempt Bonds that are "private activity bonds" may, however, increase the alternative minimum tax liability of certain shareholders.

Shareholders receiving social security benefits and certain railroad retirement benefits may be subject to Federal income tax on a portion of these benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other dividends paid by the Portfolios. Shares of the Portfolios may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development or private activity bonds, or persons related to "substantial users." Consult your tax adviser if you think this may apply to you.

Dividends from a Portfolio's net taxable income, if any, including any accrued market discount included in a Portfolio's income and dividends from any net short-term capital gains, are taxable to you as ordinary income. Dividends from a Portfolio's net long-term capital gains are taxable as long-term capital gain. These dividends are taxable, whether received in cash or reinvested in additional shares. Certain dividends may be paid by a Portfolio in January of a given year, but they may be taxable as if you received them the previous December. The Portfolios will send you a statement by January 31 showing the tax status of the dividends you received for the prior year.

The Portfolios have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio will not be subject to Federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders within the time period prescribed by the Code. When you redeem (sell) or exchange shares, you may realize a taxable gain or loss.


On the account application, you are asked to certify that the social security or other taxpayer identification number you provided is your correct number and that you are not subject to backup withholding of Federal income tax. If you do not provide this information or are otherwise subject to this withholding, the Portfolio may be required to withhold 31% of your taxable dividends and the proceeds of redemptions and exchanges.


MASSACHUSETTS TAXES
To the extent that exempt-interest dividends paid to shareholders by the Massachusetts Portfolio are derived from interest on tax-exempt bonds of the Commonwealth of Massachusetts and its political subdivisions or Puerto Rico, the U.S. Virgin Islands or Guam and are properly designated as such, these distributions will also be exempt from Massachusetts personal income tax. For Massachusetts personal income tax purposes, dividends from the Portfolio's taxable net investment income, tax-exempt income from obligations not described in the preceding sentence, and any short-term capital gains will generally be taxable as ordinary income, whether received in cash or additional shares. However, any dividends that are properly designated as attributable to interest the Portfolio receives on direct U.S. Government obligations will not be subject to Massachusetts personal income tax. Dividends properly designated as from net long-term capital gains ("capital gain dividends") are generally taxable as long-term capital gains, regardless of how long shareholders have held their Portfolio shares. However, a portion of capital gain dividends will be exempt from Massachusetts personal income tax if it is properly designated as attributable to gains realized on the sale of certain tax-exempt bonds issued pursuant to Massachusetts Statutes that specifically exempt such gains from Massachusetts taxation. Dividends from investment income (including exempt-interest dividends) and from capital gains will be subject to, and shares of the Portfolio will be included in the net worth of intangible property corporations for purposes of, the Massachusetts corporation excise tax if received by a corporation subject to this tax.


NEW YORK TAXES
Exempt-interest dividends derived from interest on tax-exempt bonds of New York State and its political subdivisions and authorities and certain other governmental entities (for example, U.S. possessions), paid by the Portfolio to New York resident individuals, estates and trusts otherwise subject to these taxes, will not be subject to New York State and New York City personal income taxes and certain municipal tax surcharges.

Dividends, whether received in cash or additional shares, derived from the New York Portfolio's other investment income (including interest on Tax-Exempt Bonds other than those described in the preceding paragraph), and from the Portfolio's net realized short-term capital gains, are taxable for New York State and New York City personal income tax purposes as ordinary income. Tax surcharges will also apply. Dividends derived from net realized long-term capital gains of the Portfolio are taxable as long-term capital gains for New York State and New York City personal income tax purposes regardless of the length of time shareholders have held their shares.

Dividends derived from investment income and capital gains, including exempt-interest dividends, will be subject to the New York State franchise tax and the New York City General Corporation Tax if received by a corporation subject to those taxes. Certain distributions may, however, be eligible for a 50% dividend subtraction. Shares of the Portfolio will be included in a corporate shareholder's investment capital in determining its liability, if any, for these taxes.

The foregoing description of Federal, State and New York City tax consequences is based on the law currently in effect for the 1995 taxable year and is subject to change by legislative, administrative or judicial action, which may have prospective and/or retroactive effect.

For further information on the tax consequences of ownership of Portfolio shares, see the Statement of Additional Information.

PERFORMANCE

A PORTFOLIO MAY ADVERTISE ITS YIELD, TAX-EQUIVALENT YIELD AND TOTAL RETURN.

Yield reflects a Portfolio's rate of income on portfolio investments as a percentage of the Portfolio's share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30-day period by the maximum offering price per share on the last day of that period. Yields are calculated according to accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a Portfolio's yield may not equal the income paid on your shares or the income reported in the Portfolio's financial statements.

Tax-equivalent yield is computed by dividing that portion of the yield of a Portfolio which is tax-exempt by one minus a stated income tax rate and then adding the product to any portion of the Portfolio's yield that is not tax-exempt.

Total return shows the overall dollar or percentage change in value of a hypothetical investment in a Portfolio, assuming the reinvestment of all dividends. Cumulative total return shows the Portfolio's performance over a period of time. Average annual total return shows the cumulative return divided over the number of years included in the period. Because average annual total return tends to smooth out variations in the Portfolio's performance, you should recognize that it is not the same as actual year-to-year results.

Both total return and yield figures include the effect of paying the maximum sales charge of 4.5%. Investments at a lower sales charge would achieve higher returns than those advertised. The value of Portfolio shares, when redeemed, may be more or less than their original cost. Both yield and total return are historical calculations, and are not an indication of future performance.


HOW TO BUY SHARES
-------------------------------------------------------------------------------

OPENING AN ACCOUNT.

The minimum initial investment is $1,000 ($250 for group investments).
Complete the Account application attached to this Prospectus.
-------------------------------------------------------------------------------

BY CHECK     1. Make your check payable to John Hancock Investor Services
                Corporation.
             2. Deliver the completed application and check to your registered representative, Selling Broker or mail it directly to Investor Services.
-------------------------------------------------------------------------------

BY WIRE             1. Obtain an account number by contacting your registered
                       representative or Selling Broker or by calling 1-800-225-5291.
                    2. Instruct your bank to wire funds to:
                         First Signature Bank & Trust
                         John Hancock Deposit Account No. 900000260
                         ABA Routing No. 211475000
                         For credit to: John Hancock Tax-Exempt Series
                                        (Specify name of Portfolio)
                         Your Account Number
                         Name(s) under which account is registered
                    3. Deliver the completed application to your registered
                       representative, Selling Broker or mail it directly to Investor Services.
-------------------------------------------------------------------------------

BUYING ADDITIONAL SHARES.

MONTHLY AUTOMATIC   1. Complete the "Automatic Investing" and "Bank Information"
ACCUMULATION           sections Account Privileges Application, designating a
PROGRAM (MAAP)         bank account from which your funds may be drawn.
                    2. The amount you elect to invest will be automatically
                       withdrawn from your bank or credit union account.
-------------------------------------------------------------------------------


BY TELEPHONE        1. Complete the "Invest-By-Phone" and "Bank Information"
                       sections on the Account Privileges Application, designating a bank account from which your funds may be drawn. Note that in order to invest by phone, your account must be in a bank or credit union that is a member of the Automated Clearing House System (ACH).
                    2. After your authorization form has been processed, you may purchase additional shares by calling Investor Services
                       toll-free at 1-800-225-5291.
                    3. Give the Investor Services representative the name in
                       which your account is registered, the Fund and Portfolio name and account number and the amount you wish to invest.
                    4. Your investment normally will be credited to your account the business day following your phone request.

-------------------------------------------------------------------------------


BY CHECK            1. Either complete the detachable stub included in your
                       account statement or include a note with your investment listing the name of the Fund and Portfolio, your account number and the name(s) in which the account is registered.
                    2. Make your check payable to John Hancock Investor Services
                       Corporation.
                    3. Mail the account information and check to:
                             John Hancock Investor Services Corporation
                             P.O. Box 9115
                             Boston, MA 02205-9115
                       or deliver it to your registered representative or Selling Broker.

-------------------------------------------------------------------------------

BY WIRE             Instruct your bank to wire funds to:
                             First Signature Bank & Trust
                             John Hancock Deposit Account No. 900000260
                             ABA Routing No. 211475000
                             For credit to: John Hancock Tax-Exempt Series Fund
                                            (Specify name of Portfolio)
                             Your Account Number
                             Name(s) under which account is registered
-------------------------------------------------------------------------------


Other Requirements: All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after John Hancock Funds receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 p.m. New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Certificates are not issued unless a request is made in writing to Investor Services.
-------------------------------------------------------------------------------

YOU WILL RECEIVE ACCOUNT STATEMENTS, WHICH YOU SHOULD KEEP TO HELP WITH YOUR PERSONAL RECORDKEEPING.


You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

THE OFFERING PRICE OF YOUR SHARES IS THEIR NET ASSET VALUE PLUS A SALES CHARGE.


SHARE PRICE
The net asset value per share ("NAV") is the value of one share. The NAV is calculated by dividing the Portfolio's net assets by the number of outstanding shares. Securities in each Portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith according to procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which the Board of Trustees has determined approximates market value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day that the Exchange is open.


The offering price you pay for shares of a Portfolio equals the NAV plus a sales charge, as follows:

                                                                             COMBINED
                                                      SALES CHARGE          REALLOWANCE           REALLOWANCE TO
                               SALES CHARGE          AS A PERCENTAGE      AND SERVICE FEE        SELLING BROKER AS
    AMOUNT INVESTED           AS A PERCENTAGE            OF THE           AS A PERCENTAGE         A PERCENTAGE OF
(INCLUDING SALES CHARGE)    OF THE OFFERING PRICE    AMOUNT INVESTED   OF THE OFFERING PRICE<F4>  OFFERING PRICE<F1>
------------------------    ---------------------    ---------------   ---------------------     -----------------
Less than $100,000                 4.50%                  4.71%                 4.00%                   3.76%
$100,000 to $249,999               3.75%                  3.90%                 3.25%                   3.01%
$250,000 to $499,999               3.00%                  3.09%                 2.50%                   2.26%
$500,000 to $999,999               2.00%                  2.04%                 1.75%                   1.51%
$1,000,000 and over                0.00%<F2>              0.00%<F2>                  <F3>               0.00%<F2>


<F1> Upon notice to Selling Brokers with whom it has sales agreements, John Ha ncock Funds may reallow an amount up to the full applicable sales charge. A Selling Broker to whom substantially the entire sales charge is reallowed may be deemed to be an underwriter under the Securities Act of 1933.
<F2> No sales charge is payable at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge may be imposed in the event of certain redemption transactions made within one year of purchase.
<F3> John Hancock Funds may pay a commission and first year's service fee (as described in <F4> below) to Selling
     Brokers who initiate and are responsible for purchases of $1 million or more in the aggregate, as follows: 1% on sales to $4,999,999, 0.50% on the next $5 million and 0.25% on $10 million and over.
<F4> At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance in an amount up to 0.25% of the net assets invested in the Fund. Thereafter, it pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.


Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional shares of the Fund.

John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate up to 0.05% of the daily net assets of accounts attributable to these brokers.

Under certain circumstances described below, investors in fund shares (identical with "Class A" shares of other John Hancock funds) may be entitled to pay reduced sales charges. See "Qualifying for a Reduced Sales Charge."

CONTINGENT DEFERRED SALES CHARGE -- INVESTMENTS OF $1 MILLION OR MORE

Purchases of $1 million or more of Fund shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 12 months after the end of the calendar month in which the purchase was made (the contingent deferred sales charge period), a contingent deferred sales charge
(CDSC) will be imposed. The rate of the CDSC will depend on the amount invested as follows:

         AMOUNT INVESTED                                            CDSC RATE
        ----------------                                            ---------
$1 Million to $4,999,999                                              1.00%
Next $5 Million to $9,999,999                                         0.50%
Amounts of $10 Million and over                                       0.25%


Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994 and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Portfolio account, may purchase shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a contingent deferred sales charge will be imposed at the above rate.


The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional shares.


In determining whether a CDSC is applicable to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of any shares in the shareholder's account not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver of Contingent Deferred Sales Charges" below.


YOU MAY QUALIFY FOR A REDUCED SALES CHARGE ON YOUR INVESTMENT.

QUALIFYING FOR A REDUCED SALES CHARGE. If you invest more than $100,000 in shares of the Fund or a combination of John Hancock funds (except money market funds), you may qualify for a reduced sales charge on your investments through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE to take advantage of the value of your previous investments in shares of the John Hancock funds in meeting the breakpoints for a reduced sales charge. For the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE, the applicable sales charge will be based on the total of:


1.  Your current purchase of shares of the Portfolio;


2. The net asset value (at the close of business on the previous day) of (a) all shares of the Portfolio you hold, and (b) all Class A shares of any other John Hancock funds you hold; and

3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."



EXAMPLE:
If you hold Class A shares of a John Hancock mutual fund with a net asset value of $80,000 and, subsequently, invest $20,000 in shares of the Fund, the sales charge on this subsequent investment would be 3.75% and not 4.50%. This is the rate that would otherwise be applicable to investments of less than $100,000. See "Initial Sales Charge Alternative."



SHARES MAY BE AVAILABLE WITHOUT A SALES CHARGE TO CERTAIN INDIVIDUALS AND ORGANIZATIONS.

If you are in one of the following categories, you may purchase shares of the Fund without paying a sales charge:

* A Trustee or officer of the Fund; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.


* Any state, county, city or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment law from paying a sales charge or commission when it purchases shares of any registered investment management company.*


* A bank, trust company, credit union, savings institution or other depository institution, its trust department or its common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

* A broker, dealer, financial planner, consultant or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.


* A former participant in an employee benefit plan with John Hancock Funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

----------
*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Shares of the Fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

UNDER CERTAIN CIRCUMSTANCES, THE CDSC ON SHARE REDEMPTIONS WILL BE WAIVED.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES. The CDSC will be waived on redemptions of shares that are subject to a CDSC, unless indicated otherwise, in these circumstances defined below:

* Redemptions of shares made under a Systematic Withdrawal Plan (see "How to Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you established your Systematic Withdrawal Plan and 10% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of shares that are subject to a CDSC.

* Redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2, as long as the distributions are based on your life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Code.

* Redemptions made to effect mandatory distributions under the Code after age 70 1/2 from a tax-deferred retirement plan.

* Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans including those qualified under
  Section 401(a) of the Code, custodian accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.

* Redemptions due to death or disability.

* Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.

* Redemptions made pursuant to the Fund's right to liquidate your account if you own fewer than 50 shares.

* Redemptions made in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions from certain IRA and retirement plans which purchased shares prior to October 1, 1992.

If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

HOW TO REDEEM SHARES

TO ASSURE ACCEPTANCE OF YOUR REDEMPTION REQUEST, PLEASE FOLLOW THESE PROCEDURES.


You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services, less any applicable CDSC. A Portfolio may withhold payment until reasonably satisfied that investments recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

Once your shares are redeemed, the applicable Portfolio generally sends you payment on the next business day. When you redeem your shares, you may realize a gain or loss, depending usually on the difference between what you paid for them and what you receive for them, subject to tax rules. Under unusual circumstances, the Portfolio may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.


-------------------------------------------------------------------------------


BY TELEPHONE All Fund shareholders are eligible automatically for the telephone redemption privilege. Call 1-800-225-5291, from 8:00 A.M. to 4:00 P.M. (New York Time), Monday through Friday, excluding days on which the New York Stock Exchange is closed. Investor Services employs the following procedures to confirm that instructions received by telephone are genuine. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.


             You may redeem up to $100,000 by telephone, but the address on the account must not have changed for the last 30 days. A check will be mailed to the exact name(s) and address shown on the account.


             If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent telephone instructions. In all other cases, neither the Fund nor Investor Services will be liable for any loss or expense for acting upon telephone instructions made according to the telephone transaction procedures mentioned above.


             Telephone redemption is not available for shares of the Fund that are in certificate form.

             During periods of extreme economic conditions or market changes, telephone requests may be difficult to implement due to a large volume of calls. During these times, you should consider placing redemption requests in writing or using EASI-Line. EASI- Line's telephone number is 1-800-338-8080.
-------------------------------------------------------------------------------

BY WIRE If you have a telephone redemption form on file with the Fund, redemption proceeds of $1,000 or more can be wired on the next business day to your designated bank account and a fee (currently $4.00) will be deducted. You may also use electronic funds transfer to your assigned bank account and the funds are usually collectible after two business days. Your bank may or may not charge for this service. Redemptions of less than $1,000 will be sent by check or electronic funds transfer.

             This feature may be elected by completing the "Telephone Redemption" section on the Account Privileges Application that is included with this Prospectus.
-------------------------------------------------------------------------------

IN WRITING   Send a stock power or "letter of instruction" specifying the name of the Fund and Portfolio, the dollar amount or the number of shares to be redeemed, your name, your account number, and the additional requirements listed below that apply to your particular account.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

TYPE OF REGISTRATION               REQUIREMENTS
Individual, Joint Tenants, Sole    A letter of instruction signed (with titles
  Proprietorship, Custodial        where applicable) by all persons authorized
  (Uniform Gifts or Transfer to    to sign for the account, exactly as it is
  Minors Act), General Partners.   registered with the signature(s) guaranteed.

 Corporation, Association          A letter of instruction and a corporate
                                   resolution, signed by person(s) authorized to act on the account with the signature(s) guaranteed.

Trusts A letter of instruction signed by the Trustee(s) with the signature guaranteed. (If the Trustee's name is not registered on your account, also provide a copy of the trust document, certified within the last 60 days.)

If you do not fall into any of these registration categories please call 1-800-225-5291 for further instructions.
-------------------------------------------------------------------------------


WHO MAY GUARANTEE YOUR SIGNATURE.


A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that any such institution meets credit standards established by Investor Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.
-------------------------------------------------------------------------------


ADDITIONAL INFORMATION ABOUT REDEMPTIONS.


THROUGH YOUR BROKER   Your broker may be able to initiate the redemption.
                      Contact your broker for instructions.
-------------------------------------------------------------------------------

If you have certificates for your shares, you must submit them with your stock power or a letter of instruction. You may not redeem certificated shares by telephone.

Due to the proportionately high cost of maintaining small accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds fewer than 50 shares (except accounts under retirement plans) and to mail the proceeds to the shareholder or the transfer agent may impose an annual fee of $10.00. No CDSC will be imposed on involuntary redemptions of shares.


Shareholders will be notified before these redemptions are to be made or this fee is imposed and will have 30 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by further purchases and any dividend reinvestments, exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this redemption policy.
------------------------------------------------------------------------------

ADDITIONAL SERVICES AND PROGRAMS

EXCHANGE PRIVILEGE

YOU MAY EXCHANGE SHARES OF THE PORTFOLIOS ONLY FOR CLASS A SHARES OF ANOTHER JOHN HANCOCK FUND.

If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your shares. You can exchange shares of the Fund only for shares of the same class of another John Hancock fund. For this purpose, shares of John Hancock funds with only one class of shares will be treated as Class A whether or not they have been so designated.


Exchanges between funds that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of a Portfolio that are subject to a CDSC (see discussion under the caption "Share Price") may be exchanged into another John Hancock fund at net asset value without incurring the CDSC; however, the shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.


The Portfolios reserve the right to require you to keep previously exchanged shares (and reinvested dividends) in a Portfolio for 90 days before you are permitted a new exchange. The Portfolios may also terminate or alter the terms of the exchange privilege, upon 60 days' notice to shareholders.


An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss.


When you make an exchange, your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.

Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

BY TELEPHONE
1. When you complete the application for your initial purchase of shares of a Portfolio, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to authorize telephone exchange.

2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.


3. Your name, the account number, the taxpayer identification number applicable to the account and other relevant information may be requested.
   In addition, telephone instructions are recorded.

IN WRITING
1. In a letter, request an exchange and list the following:
   -- name of the Portfolio whose shares you currently own
   -- your account number
   -- the name(s) in which the account is registered
   -- the name of the Portfolio or fund in which you wish your exchange to be invested
   -- the number of shares, all shares or the dollar amount you wish to exchange
   Sign your request exactly as the account is registered.


2. Mail the request and information to:
     John Hancock Investor Services Corporation
     P.O. Box 9116
     Boston, Massachusetts 02205-9116

REINVESTMENT PRIVILEGE

IF YOU REDEEM SHARES OF A PORTFOLIO, YOU MAY BE ABLE TO REINVEST ALL OR PART OF THE PROCEEDS IN THESE PORTFOLIOS OR ANOTHER JOHN HANCOCK FUND WITHOUT PAYING AN ADDITIONAL SALES CHARGE.

1. You will not be subject to a sales charge on investing the proceeds of a redemption of shares of the Portfolios in any John Hancock funds that are otherwise subject to a sales charge, as long as you reinvest within 120 days from the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment for purposes of computing the CDSC payable upon a subsequent redemption will include the holding period of the redeemed shares.

2. Any portion of the redemption may be reinvested in shares of a Portfolio or in any of the other John Hancock mutual funds, subject to the minimum investment limit in any fund.

3. To reinvest, you must notify Investor Services in writing. Include the Portfolio's name and account number from which your shares were originally redeemed.

SYSTEMATIC WITHDRAWAL PLAN

YOU CAN PAY ROUTINE BILLS FROM YOUR ACCOUNT OR MAKE PERIODIC DISBURSEMENTS FROM YOUR RETIREMENT ACCOUNT TO COMPLY WITH IRS REGULATIONS.

1. You can elect the Systematic Withdrawal Plan at any time by completing the Account Privileges Application which is attached to this Prospectus. You can also obtain the application from your registered representative or by calling 1-800-225-5291.

2. To be eligible, you must have at least $5,000 in your account.

3. Payments from your account can be made monthly, quarterly, semi-annually, on a selected month basis or annually to yourself or any other designated payee.

4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.

5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional shares, because you may be subject to initial sales charges on your purchases. In addition, your redemptions are taxable events.

6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks, or if deposits to a bank account are returned for any reason.

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)

YOU CAN MAKE AUTOMATIC INVESTMENTS AND SIMPLIFY YOUR INVESTING.


1. You can authorize an investment to be withdrawn automatically each month on your bank for investment in Portfolio shares, under the "Automatic Investing" and "Bank Information" Sections of the Account Privileges Application.


2. You can also authorize automatic investment through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.

3. You can terminate your Monthly Automatic Accumulation Program at any time.

4. There is no additional charge to you for this program, and there is no cost to the Portfolios.

5. If you have payments withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.

GROUP INVESTMENT PROGRAM

ORGANIZED GROUPS OF AT LEAST FOUR PERSONS MAY ESTABLISH ACCOUNTS.

1. An individual account will be established for each participant, but the sales charge will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.

2. The initial aggregate investment of all participants in the group must be at least $250.

3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum, and you may terminate the program at any time.

APPENDIX
As described in the Prospectus, the Portfolios may invest in tax-exempt bonds in the lower rating categories (that is, rated Baa or Ba by Moody's or BBB or BB by Standard & Poor's, or BBB or BB by Fitch).


Moody's describes its lower rating categories for tax-exempt bonds as follows:


Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


Standard & Poor's describes its lower rating categories for tax-exempt bonds as follows:

Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated "BB" is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Fitch describes its lower rating categories for tax-exempt bonds as follows:

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.


Moody's describes its two highest ratings for commercial paper as follows:


Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Ratings for state and municipal notes and other short-term obligations will be designated Moody's Investment Grade ("MIG").

MIG-1 Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 Notes bearing this designation are of high quality with margins of protection ample although not so large as in the preceding group.

Standard & Poor's describes its two highest ratings for commercial paper as follows:

A-1. This designation indicates that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Fitch describes its two highest ratings for commercial paper as follows:

F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".


JOHN HANCOCK TAX-EXEMPT SERIES FUND
For the year ended August 31, 1995, the average weighted quality distribution of the securities of each Portfolio was as follows:

MASSACHUSETTS PORTFOLIO
-----------------------

                                                              RATING                         RATING
                                  AVERAGE       % OF         ASSIGNED         % OF          ASSIGNED          % OF
SECURITY RATINGS                   VALUE     PORTFOLIO      BY ADVISER      PORTFOLIO      BY SERVICE       PORTFOLIO
----------------                  -------    ---------      ----------      ---------      ----------       ---------

AAA                             $14,428,458      27.9%          0              0.0%        $14,428,458        27.9%
AA                                7,336,369      14.2           0              0.0           7,336,369        14.2
A                                20,502,195      39.6           0              0.0          20,502,195        39.6
BBB                               9,184,891      17.6           0              0.0           9,184,891        17.6
BB                                        0       0.0           0              0.0                   0         0.0
Debt-Unrated                        273,020       0.5           0              0.0             273,020         0.5
                                -----------     -----           -              ---         -----------        ----
Debt Securities                  51,724,933      99.8           0              0.0         $51,724,933        99.8%
                                                                -              ---         -----------        ----
Equity Securities                         0       0.0
Short-Term Securities                81,462       0.2
                                -----------     -----
Total Portfolio                 $51,806,395     100.0%
                                -----------     ======
Other Assets -- Net               1,416,324
                                -----------
Net Assets                      $53,222,719
                                ===========

NEW YORK PORTFOLIO
------------------
                                                              RATING                         RATING
                                  AVERAGE       % OF         ASSIGNED         % OF          ASSIGNED          % OF
SECURITY RATINGS                   VALUE     PORTFOLIO      BY ADVISER      PORTFOLIO      BY SERVICE       PORTFOLIO
----------------                  -------    ---------      ----------      ---------      ----------       ---------
AAA                             $11,260,728     21.3%         0               0.0%        $11,260,728        21.3%
AA                               12,376,835     23.4          0               0.0          12,376,835        23.4
A                                13,363,199     25.3          0               0.0          13,363,199        25.3
BBB                              13,145,937     24.7          0               0.0          13,145,937        24.8
BB                                2,551,645      4.8          0               0.0           2,551,645         4.8
                                -----------    -----          -               ---         -----------        ----
Debt Securities                  52,698,345     99.6          0               0.0         $52,698,345        99.6%
                                                              -               ---         -----------        ----
Equity Securities                         0      0.0
Short-Term Securities               222,615      0.4
                                -----------    ------
Total Portfolio                  52,920,960    100.0%
                                -----------    ======
Other Assets -- Net               1,506,242
                                -----------
Net Assets                      $54,427,203
                                ===========


JOHN HANCOCK TAX-EXEMPT SERIES FUND                JOHN HANCOCK

  INVESTMENT ADVISER                               TAX-EXEMPT
  John Hancock Advisers, Inc.                      SERIES FUND --
  101 Huntington Avenue                            MASSACHUSETTS PORTFOLIO
  Boston, Massachusetts 02199-7603                 NEW YORK PORTFOLIO

  PRINCIPAL DISTRIBUTOR
  John Hancock Funds, Inc.
  101 Huntington Avenue
  Boston, Massachusetts 02199-7603
                                               PROSPECTUS
  CUSTODIAN                                    JANUARY 1, 1996
  Investors Bank & Trust Company
  24 Federal Street
  Boston, Massachusetts 02110

  TRANSFER AGENT                               A MUTUAL FUND SEEKING TO
  John Hancock Investor Services Corporation   PROVIDE CURRENT INCOME
  P.O. Box 9116                                EXCLUDABLE FROM GROSS INCOME
  Boston, Massachusetts 02205-9116             FOR FEDERAL INCOME TAX
                                               PURPOSES AND EXEMPT FROM
  INDEPENDENT AUDITORS                         THE PERSONAL INCOME TAX OF
  Price Waterhouse LLP                         MASSACHUSETTS OR NEW YORK
  160 Federal Street                           STATE AND NEW YORK CITY,
  Boston, Massachusetts 02110                  CONSISTENT WITH PRESERVATION
                                               OF CAPITAL.


HOW TO OBTAIN INFORMATION
ABOUT A PORTFOLIO

For: Service Information
     Telephone Exchange   call 1-800-225-5291
     call 1-800-225-5291
     Investment-by-Phone
     Telephone Redemption
     TDD                  call 1-800-554-6713


                                               101 HUNTINGTON AVENUE
                                               BOSTON, MASSACHUSETTS 02199-7603
                                               TELEPHONE 1-800-225-5291

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